UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 30, 2020 (September 29, 2020)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.
001-38646	Dow Inc.	Delaware	30-1128146
2211 H.H. Dow Way, Midland, MI 48674
(989) 636-1000
001-03433	The Dow Chemical Company	Delaware	38-1285128
2211 H.H. Dow Way, Midland, MI 48674
(989) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange
The Dow Chemical Company	0.500% Notes due March 15, 2027	DOW/27	New York Stock Exchange
The Dow Chemical Company	1.125% Notes due March 15, 2032	DOW/32	New York Stock Exchange
The Dow Chemical Company	1.875% Notes due March 15, 2040	DOW/40	New York Stock Exchange
The Dow Chemical Company	4.625% Notes due October 1, 2044	DOW/44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.05 Costs Associated with Exit or Disposal Activities.

On September 29, 2020, the Board of Directors ("Board") of Dow Inc. ("Dow" or the "Company") approved restructuring actions to achieve the Company's structural cost improvement initiatives in response to the continued economic impact from the coronavirus pandemic ("COVID-19"). The restructuring program is designed to reduce structural costs and enable the Company to further enhance competitiveness while the COVID-19 economic recovery gains traction. This program includes a global workforce cost reduction of approximately six percent and actions to rationalize the Company’s manufacturing assets, which includes asset write-down and write-off charges, related contract termination fees and environmental remediation costs.

The Company will record a charge in the third quarter of 2020 for costs associated with these activities. In total, these costs are expected to be in the range of $500 million to $600 million and will consist of severance and related benefit costs ranging from $250 million to $300 million; costs associated with exit and disposal activities ranging from $60 million to $90 million, primarily related to contract termination fees and environmental remediation costs; and, asset write-downs and write-offs ranging from $190 million to $210 million (and described more fully in Item 2.06).

Future cash payments related to severance costs, contract termination fees and environmental remediation costs are anticipated to be approximately $310 million to $390 million and will be paid out primarily over the next two years.

The Company will involve local stakeholders as defined in each country and in compliance with relevant information and consultation processes.

As permitted by Item 2.05 of Form 8-K, the Company will file an amendment to this report if charges and future cash payments differ materially from current estimates.

Item 2.06 Material Impairments.

On September 29, 2020, the Board of the Company approved a restructuring plan which involves actions to rationalize the Company’s assets. As a result of these actions, the Company will record a charge in the third quarter of 2020 ranging from $190 million to $210 million for asset write-downs and write-offs, including the write-down of manufacturing facilities and certain corporate assets. Significant actions approved to date include the following:

•Industrial Intermediates & Infrastructure will rationalize its asset footprint by shutting down certain amines and solvents facilities in the United States and Europe as well as select, small-scale downstream polyurethanes manufacturing facilities.
•Performance Materials & Coatings will shut down manufacturing assets, primarily small-scale coatings reactors, and will also rationalize its upstream asset footprint in Europe and the U.S. & Canada by adjusting the supply of siloxane and silicon metal to balance to regional needs.
•Additional Corporate actions include the write-off of leased, non-manufacturing facilities and the write-off of miscellaneous assets.

The Company will involve local stakeholders as defined in each country and in compliance with relevant information and consultation processes.

Section 8 - Other Events

Item 8.01 Other Events.

The Company issued a press release on September 30, 2020, regarding the preceding items. The press release is included below in its entirety.

Dow outlines actions to deliver structural cost improvements and further enhance competitiveness

Today Dow will close the sale of its rail infrastructure assets at six North American sites; transaction to close three months earlier than planned and demonstrates best-owner mindset and continued evaluation of non-revenue-generating assets across its global portfolio

MIDLAND, Mich. – September 30, 2020 – Dow Inc. (NYSE: DOW) today outlined the series of actions it will take to achieve previously announced structural cost improvement targets and further enhance its long-term competitiveness as the global economy recovers from the coronavirus pandemic.

As announced during the Company’s second quarter earnings on July 23, 2020, Dow is implementing a restructuring program to reduce its global workforce costs by approximately six percent and to rationalize certain manufacturing assets. These actions are expected to result in total annualized EBITDA savings of more than $300 million by the end of 2021.

Manufacturing asset impacts include:

•Industrial Intermediates & Infrastructure will rationalize its asset footprint by shutting down certain amines and solvents facilities in the United States and Europe as well as select small-scale downstream polyurethanes manufacturing facilities.
•Performance Materials & Coatings will shut down manufacturing assets, primarily small-scale coatings reactors, and will also rationalize its upstream asset footprint in Europe and in the United States and Canada by adjusting the supply of siloxane and silicon metal to balance to regional needs.

“Given the expected gradual and uneven global economic recovery from COVID-19, we announced in July that we are taking necessary actions to continue to optimize our asset footprint, reduce structural costs and enhance the competitiveness of our business over the long-term,” said Jim Fitterling, Dow chairman and CEO. “We continue to stay focused on delivering strong cashflow, strengthening our financial profile and maximizing our operational advantages, and we remain well positioned to capture significant growth as market conditions improve.”

The Company will record a charge in the third quarter of 2020 for costs associated with the restructuring program activities. In total, these costs are expected to be in the range of

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow

$500 million to $600 million and will consist of severance and related benefit costs; costs associated with exit and disposal activities; and asset write-downs and write-offs.

The restructuring program is in addition to the $500 million of operating expense savings Dow will achieve by the end of 2020. The Company also remains on target to achieve its reduced target of $1.25 billion for capital expenditures in 2020, down from $2 billion in 2019.

Dow will involve local stakeholders as defined in each country and in compliance with relevant information and consultation processes.

Dow also confirmed that today it will close the sale of its rail infrastructure assets at six North American sites to Watco, three months ahead of its initial planned closing, for cash proceeds in excess of $310 million. Earlier this month the Company also announced plans to divest certain marine and terminal operations and assets to Vopak Industrial Infrastructure Americas for cash proceeds of $620 million, which is expected to close by year-end.

About Dow
Dow (NYSE: DOW) combines global breadth, asset integration and scale, focused innovation and leading business positions to achieve profitable growth. The Company’s ambition is to become the most innovative, customer centric, inclusive and sustainable materials science company. Dow’s portfolio of plastics, industrial intermediates, coatings and silicones businesses delivers a broad range of differentiated science-based products and solutions for its customers in high-growth market segments, such as packaging, infrastructure and consumer care. Dow operates 109 manufacturing sites in 31 countries and employs approximately 36,500 people. Dow delivered sales of approximately $43 billion in 2019. References to Dow or the Company mean Dow Inc. and its subsidiaries. For more information, please visit www.dow.com or follow @DowNewsroom on Twitter.

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For further information, please contact:

INVESTORS:	MEDIA:
Colleen Kay	Kyle Bandlow
+1 989-636-0920	+ 1 989-638-2417
ckay@dow.com	kbandlow@dow.com

Cautionary Statement about Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance, financial condition, and other matters, and often contain words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” "target," “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions, and variations or negatives of these words. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements.

Forward-looking statements include, but are not limited to: expectations as to future sales of Dow’s products; the ability to protect Dow’s intellectual property in the United States and abroad; estimates regarding Dow’s capital requirements and need for and

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow availability of financing; estimates of Dow’s expenses, future revenues and profitability; estimates of the size of the markets for Dow’s products and services and Dow’s ability to compete in such markets; expectations related to the rate and degree of market acceptance of Dow’s products; the outcome of certain Dow contingencies, such as litigation and environmental matters; estimates of the success of competing technologies that may become available; the continuing global and regional economic impacts of the coronavirus disease 2019 ("COVID-19") pandemic and crude oil supply and price volatility; estimates regarding benefits achieved through contemplated restructuring activities, such as workforce reduction, exit and disposal activities; and expectations regarding the benefits and costs associated with each of the foregoing.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are based on certain assumptions and expectations of future events which may not be realized and speak only as of the date the statements were made. In addition, forward-looking statements also involve risks, uncertainties and other factors that are beyond Dow’s control that could cause Dow’s actual results to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, but are not limited to: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws hand regulations or political conditions; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war; weather events and natural disasters; ability to protect, defend and enforce Dow’s intellectual property rights; increased competition; changes in relationships with Dow’s significant customers and suppliers; unanticipated expenses such as litigation or legal settlement expenses; unanticipated business disruptions; Dow’s ability to predict, identify and interpret changes in consumer preferences and demand; Dow’s ability to complete proposed divestitures or acquisitions; Dow’s ability to realize the expected benefits of acquisitions if they are completed; the availability of financing to Dow in the future and the terms and conditions of such financing; disruptions in Dow’s information technology networks and systems; the continuing risks related to the COVID-19 pandemic and crude oil supply and price volatility; and Dow’s ability to realize the expected benefits of restructuring activities if they are approved and completed. Additionally, there may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business.

Risks related to achieving the anticipated benefits of Dow's separation from DowDuPont include, but are not limited to, a number of conditions outside the control of Dow, including risks related to: (i) Dow's inability to achieve some or all of the benefits that it expects to receive from the separation from DowDuPont; (ii) certain tax risks associated with the separation; (iii) the failure of Dow's pro forma financial information to be a reliable indicator of Dow's future results; (iv) Dow's inability to receive third-party consents required under the separation agreement; (v) non-compete restrictions under the separation agreement; (vi) receipt of less favorable terms in the commercial agreements Dow entered into with DuPont and Corteva, Inc. ("Corteva"), including restrictions under intellectual property cross-license agreements, than Dow would have received from an unaffiliated third party; and (vii) Dow's obligation to indemnify DuPont and/or Corteva for certain liabilities.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. For a more detailed discussion of Dow’s risks and uncertainties, see the section titled “Risk Factors” contained in Part II, Item 1A of the combined Dow Inc. and TDCC Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, and Part I, Item 1A of the combined Dow Inc. and TDCC Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Dow Inc. and TDCC assume no obligation to update or revise publicly any forward-looking statements whether because of new information, future events or otherwise, except as required by securities and other applicable laws.

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.
THE DOW CHEMICAL COMPANY
Date: September 30, 2020

/s/ RONALD C. EDMONDS
Ronald C. Edmonds
Controller and Vice President of Controllers and Tax